Concession rights	12 Months Ended
Dec. 31, 2021
Concession rights [Abstract]
Concession rights
11	Concession rights

As of December 31, 2021 and 2020, the concession rights are as follows:

	2021	2020	Years to amortize
Administración Portuaria Integral de Acapulco (a)	$94,607	$94,607	10
Transportación Marítima Mexicana (b)	-	-	-
	94,607	94,607
Accumulated amortization	(94,607)	(92,715)
Concession rights, net	$-	$1,892

(a)
As of December 31, 2020, the Company holds concession to operate the cruise and vehicle terminal at the port of Acapulco, Guerrero. Under this concession agreements, the Company is obliged to keep the facilities included in the concession in good condition, as well as making monthly payments (fixed and variable), related to the operation (see Note 28). As of June 2021, this concession expired and renewal was not obtained.

The amortization of the concession rights was $1,892 and 3,784, for the years ended December 31, 2021 and 2020. Monthly payments to the Administración Portuaria Integral de Acapulco were $3,962 and $7,507 in 2021 and 2020, respectively. At the date of delivery of the facilities, the rights paid for this concession in the amount of $94,607, had been fully amortized.

(b)
As of December 31, 2018, the Company maintained the concession rights to operate the tug services in the Port of Manzanillo, Colima. This concession was renewed in October 2014, expiring on January 16, 2023, with the possibility of being renewed for another eight years.

In connection with the December 2019 sale of Snekke, S.A. de C.V. and with the prior authorization of the Administración Portuaria Integral de Manzanillo, the Company transferred the rights of this concession in favor of the buyer (see Notes 1 and 5). As of the date of this sale, the total value of the concession rights, which amounted to $30,266, had been fully amortized.